UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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ToughBuilt Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ToughBuilt Industries, Inc.

25371 Commercentre Drive, Suite 200

Lake Forest, CA 92630

February __, 2020

To the Shareholders of ToughBuilt Industries, Inc.:

You are cordially invited to attend the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of ToughBuilt Industries, Inc., a Nevada corporation (the “Company”), to be held at 4:00 PM local time on March __, 2020, at the Company’s corporate offices at the address listed above to consider and vote upon the following proposals:

1.	To elect six directors for a one-year term expiring in 2021.

2.	To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of shares of ToughBuilt Industries, Inc.’s common stock exceeding 19.99% of the number of shares outstanding on August 19, 2019 (or 5,107,088 shares) from the issuance of shares of common stock to be issued in conversion of those certain $11.5 million aggregate principal amount senior secured notes and exercise of 5,750,000 warrants issued by the Company to an accredited investor on August 19, 2019 and convert the 5,775 shares of Series D Preferred Stock, issued to the investor in exchange for $5.5 million principal amount of senior secured notes on December 23, 2019 (the “Nasdaq Marketplace Rule Proposal” or “Action”).

3.	To grant the Board of Directors discretionary authority to effect a reverse split of the Company’s issued and outstanding stock in a ratio of 1:2-1:30 on or before December 31, 2022.

4.	To increase the number of shares available for issuance under the 2018 Equity Incentive Plan from 20,000,000 to 35,000,000.

5.	Advisory (non-binding) approval of our executive compensation as disclosed in this Proxy Statement.

6.	To transact such other business as may be properly brought before the 2020 Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE SIX PROPOSALS.

Pursuant to the provisions of the Company’s bylaws, the board of directors of the Company (the “Board”) has fixed the close of business on January 28, 2020 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on January 28, 2020 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors:

/s/ Michael Panosian
Michael Panosian,
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2020 annual meeting of shareholders (the “Annual Meeting”) of ToughBuilt Industries, Inc. (the “Company”) will be held at the Company’s corporate offices at 25371 Commercentre Drive, Suite 200, Lake Forest, CA 92630, on March __, 2020, beginning at 4:00 PM local time. At the Annual Meeting, the holders of the Company’s outstanding common stock will act on the following matters:

1.	To elect six directors for a one-year term expiring in 2021.

2.	To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of shares of ToughBuilt Industries, Inc.’s common stock exceeding 19.99% of the number of shares outstanding on August 19, 2019 (or 5,107,088 shares) from the issuance of shares of common stock to be issued in conversion of those certain $11.5 million aggregate principal amount senior secured notes and exercise of 5,750,000 warrants issued by the Company to an accredited investor on August 19, 2019 and convert the 5,775 shares of Series D Preferred Stock, issued to the investor in exchange for $5.5 million principal amount of senior secured notes on December 23, 2019 (the “Nasdaq Marketplace Rule Proposal” or “Action”).

3.	To grant the Board of Directors discretionary authority to effect a reverse split of the Company’s issued and outstanding stock in a ratio of 1:2-1:30 on or before December 31, 2022.

4.	To increase the number of shares available for issuance under the 2018 Equity Incentive Plan from 20,000,000 to 35,000,000.

5.	Advisory (non-binding) approval of our executive compensation as disclosed in this Proxy Statement.

6.	To transact such other business as may be properly brought before the 2020 Annual Meeting and any adjournments thereof.

Shareholders of record at the close of business on January 28, 2020 are entitled to notice of and to vote at the 2020 Annual Meeting and any postponements or adjournments thereof.

It is hoped you will be able to attend the 2020 Annual Meeting, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the 2019 Annual Meeting, you may revoke your proxy and vote in person.

Dated: February __, 2020	By Order of the Board of Directors:

/s/ Michael Panosian
Michael Panosian,
Chairman of the Board of Directors

TABLE OF CONTENTS

Page
ABOUT THE ANNUAL MEETING	5

DIRECTORS AND OFFICERS	9

EXECUTIVE COMPENSATION	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	22

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	25

REPORT OF AUDIT COMMITTEE	25

PROPOSAL NO. 1	26
To elect five directors for a one-year term expiring in 2020.

PROPOSAL NO. 2	26
To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of shares of ToughBuilt Industries, Inc.’s common stock exceeding 19.99% of the number of shares outstanding on August 19, 2019 (or 5,107,088 shares) from the issuance of shares of common stock to be issued in conversion of those certain $11.5 million aggregate principal amount senior secured notes and exercise of 5,750,000 warrants issued by the Company to an accredited investor on August 19, 2019 and convert the 5,775 shares of Series D Preferred Stock, issued to the investor in exchange for $5.5 million principal amount of senior secured notes on December 23, 2019 (the “Nasdaq Marketplace Rule Proposal” or “Action”).

PROPOSAL NO. 3	29
To grant the Board of Directors discretionary authority to effect a reverse split of the Company’s issued and outstanding stock in a ratio of 1:2-1:30 on or before December 31, 2021.

PROPOSAL NO. 4	37
To increase the number of shares available for issuance under the 2018 Equity Incentive Plan from 20,000,000 to 35,000,000.

PROPOSAL NO. 5	37
Advisory Vote on Executive Compensation

PROPOSAL NO. 6	38
To transact such other business as may be properly brought before the 2019 Annual Meeting and any adjournments thereof.

SHAREHOLDER PROPOSALS FOR THE 2021 MEETING	39

ANNUAL REPORT	39

APPENDIX A – FORM OF CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION	A-1

APPENDIX B - PROXY CARD	B-1

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TOUGHBUILT INDUSTRIES, INC.

25371 Commercentre Drive, Suite 200

Lake Forest, CA 92630

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on March __, 2020

PROXY STATEMENT

The Board of Directors of ToughBuilt Industries, Inc. (the “Company”) is soliciting proxies from its shareholders to be used at the 2020 Annual Meeting of shareholders (the “Annual Meeting”) to be held at the Company’s offices at 25371 Commercentre Drive, Suite 200, Lake Forest, CA 92630, on March __, 2020, beginning at 4:00 PM local time. and at any postponements or adjournments thereof. This proxy statement contains information related to the Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about February __, 2020.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be January 28, 2020, and thus you are entitled to vote at the Company’s 2020 Annual Meeting. This document serves as a proxy statement used to solicit proxies for the 2020 Annual Meeting. This document and the Appendixes hereto contain important information about the 2020 Annual Meeting and the Company and you should read it carefully.

Who is entitled to vote at the 2020 Annual Meeting?

Only shareholders of record as of the close of business on the record date will be entitled to vote at the 2020 Annual Meeting. On the record date, there were 81,460,833 shares of our common stock issued and outstanding and entitled to vote. Each common stock shareholder is entitled to one vote for each share of our common stock held by such shareholder on the record date on each of the proposals presented in this proxy statement.

May I vote in person?

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, VCorp, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and proxy card, attached hereto as Appendix B, are being sent directly to you by the Company. If you are a shareholder of record, you may attend the 2020 Annual Meeting to be held on March __, 2020, and vote your shares in person, rather than signing and returning your proxy.

If your shares of common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker or other nominee. As the beneficial owner, you are also invited to attend the 2020 Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the 2020 Annual Meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the 2020 Annual Meeting.

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Photo identification may be required (a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

If my Company shares are held in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker or other agent as your nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

Proposal 1, to elect six directors, Proposal 2, to approve the Nasdaq Marketplace Rule Proposal, Proposal 4, to amend the 2018 Equity Incentive Plan, Proposal 5, the discretionary “say on pay” vote and Proposal 6 to transact such other business as may be properly brought before the 2019 Annual Meeting and any adjournments thereof are “non-routine matters.”

Proposal 3 to grant the Board of Directors the discretionary authority to effect a reverse stock split (the “Reverse Split Proposal”) of the Company’s common stock is a “routine” matters.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

How do I cast my vote if I am a shareholder of record?

If you are a shareholder with shares registered in your name with the Company’s transfer agent, VSTOCK TRANSFER LLC, on the record date, you may vote in person at the 2019 Annual Meeting or vote by proxy by fax at 646-536-3179 OR EMAIL: Vote@vstocktransfer.com or internet at www.vstocktransfer.com/proxy or by mail, in the providid envelope. Whether or not you plan to attend the 2019 Annual Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2019 Annual Meeting and vote in person even if you have already voted by proxy. For more detailed instructions on how to vote using one of these methods, please see the form of proxy card attached to this Schedule 14A and the information below.

●	To vote in person. You may attend the 2020 Annual Meeting and the Company will give you a ballot when you arrive.

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●	To vote by proxy by fax or internet. If you have fax or internet access, you may submit your proxy by following the instructions provided in this proxy statement, or by following the instructions provided with your proxy materials and on the enclosed proxy card or voting instruction card.

●	To vote by proxy by mail. You may submit your proxy by mail by completing and signing the enclosed proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

How do I cast my vote if I am a beneficial owner of shares registered in the name of any broker or bank?

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote in person at the 2020 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or bank to request a proxy form.

What constitutes a quorum for purposes of the 2020 Annual Meeting?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting permitting the conduct of business at the meeting. On the record date, there were 81,460,833 shares of Common Stock and 0 shares of preferred stock issued and outstanding and entitled to vote. Accordingly, the holders of 40,730,417 shares eligible to vote must be present at the 2020 Annual Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the 2020 Annual Meeting only if you vote in person at the meeting, you submit a valid proxy or your broker, bank, dealer or similar organization submits a valid proxy.

Can I change my vote?

Yes. Any shareholder of record voting by proxy has the right to revoke their proxy at any time before the polls close at the 2020 Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the 2020 Annual Meeting and voting in person. Attendance alone at the 2020 Annual Meeting will not revoke a proxy. If a shareholder of the Company has instructed a broker to vote its shares of common stock that are held in “street name,” the shareholder must follow directions received from its broker to change those instructions.

Who is soliciting this proxy – Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board of Directors. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

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What vote is required to approve each item?

The following votes are required to approve each proposal:

●	Proposal 1 - Election of the directors requires a plurality (the five nominees receiving the most “FOR” votes) of the votes cast at the 2020 Annual Meeting.
●	Proposal 2 – Approval the Nasdaq Marketplace Rule Proposal. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2020 Annual Meeting are required to approve this proposal.
●	Proposal 3 – To grant the Board of Directors the discretionary authority to effect a reverse stock split (the “Reverse Split Proposal”) of the Company’s common stock. “FOR” votes from the holders of a majority of the outstanding shares of the Company’s common stock as of the record date for the 2020 Annual Meeting are required to approve this proposal.
●	Proposal 4 - To approve an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of authorized shares thereunder to 35,000,000. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2020 Annual Meeting are required to approve this proposal.
●	Proposal 5 – Nonbinding say on pay vote. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2020 Annual Meeting are required to approve this proposal.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposals 3 is a routine matter.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 3 but does not have authority to vote your unvoted shares on any of the other proposals submitted to shareholders for a vote at the Annual Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, this proxy statement and the Appendixes hereto are available for viewing, printing, and downloading at https://ir.toughbuilt.com/. All materials will remain posted on https://ir.toughbuilt.com/ at least until the conclusion of the meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the 2020 Annual Meeting.

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What interest do officers and directors have in matters to be acted upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon, other than Proposal No. 1, the election of the nominees as directors set forth herein.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the 2020 Annual Meeting, including the procedures for voting your shares, you should contact Manu Ohri, the Company’s Chief Financial Officer, by telephone at (949) 528-3100, ext. 106.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	shareholders whose shares are registered in their own name should contact our transfer agent, V Stock Transfer, LLC, and inform them of their request by calling them at (212) 828-8436 or writing them at V Stock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

MANAGEMENT

Directors and Executive Officers

The names, positions and ages of our directors and executive officers as of the date of this proxy statement are as follows:

Name	Age	Position
Michael Panosian	56	President, CEO and Director
Joshua Keeler	40	Vice-President - Research & Development and Director
Zareh Khachatoorian	60	COO and Secretary
Jolie Kahn	55	Acting Chief Financial Officer

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the annual meeting of stockholders and until their successors have been elected and qualified.

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Michael Panosian, Co-Founder, President, CEO and Director

Mr. Panosian co-founded our Company in 2012 and has been our CEO, President and director since inception. In 2008, Mr. Panosian co-founded Pandun, Inc., a manufacturer and distributor of tools and tool accessories in Asia, and served as its CEO until 2012. Mr. Panosian has over 16 years of extensive experience in innovation, design direction, product development, brand management, marketing, merchandising, sales, supply chain and commercialization experience in the hardware industry. He has launched several product projects spanning several fields. Mr. Panosian has deep knowledge of doing business in China where he managed a team of over 350 engineers, industrial designers and marketing professionals while stationed in Suzhou with his team for 4 years. Mr. Panosian is a graduate of Northrop University in Aerospace engineering with numerous specializations; he holds numerous patents and trademarks that are shared with some of his colleagues at our Company and other development teams. Mr. Panosian has been deemed to be suitable as a director due to his intimate knowledge of the Company since inception and his business and engineering expertise.

Joshua Keeler, Co-Founder, Vice-President Research & Development and Director

As the Vice-President Research & Development at our Company, Mr. Keeler is responsible for all product development. Mr. Keeler co-founded our Company in 2012 and works directly with Mr. Panosian in bringing innovative ideas to market. Mr. Keeler is a graduate of Art Center College of Design with a BS in Industrial Design. Mr. Keeler has over 12 years of product development experience, working on projects spanning several fields, including: automotive, personal electronics, sporting goods and a wide expanse of tools. From 1999 to 2000 he was co-owner and vice-president of Oracle Industrial Design, Co., a private company specializing in industrial design and product development. From August 2000 to April 2004, Mr. Keeler worked for Positec Power Tool Co., a private company in Suzhou, China, designing and creating a large innovation library of numerous power tool concepts. From August 2005 to April 2008, Mr. Keeler was the chief designer for Harbinger International, Inc. From August 2008 to April 2012, he was chief designer for Pandun Inc, specializing in innovative tools and supporting products. He has lived in China and has extensive experience working directly with manufacturers to get designs into production. Mr. Keeler became a Director at our 2019 Annual Meeting, and is deemed suitable as a director by our board of directors (the “Board”) due to his depth of R&D knowledge in the industry.

Zareh Khachatoorian, Chief Operating Officer and Secretary

Mr. Khachatoorian has over 30 years of experience in the realms of corporate purchasing, product development, merchandising and operations. Prior to joining ToughBuilt in January 2016, Mr. Khachatoorian was the President of Mount Holyoke Inc. in Northridge California, starting in May 2014. Mr. Khachatoorian led Mount Holyoke Inc. in the servicing of its entire import and distribution operations. From August 2008 to April 2014, Mr. Khachatoorian served as the Vice President of Operations at Allied International (“Allied”) in Sylmar, California. At Allied, Mr. Khachatoorian was responsible for the management of overseas and domestic office employees and departments involved in the areas of procurement and purchasing, inventory management, product development, engineering, control and quality assurance, and other related areas. Mr. Khachatoorian holds a Bachelor of Science degree in Industrial Systems Engineering from the University of Southern California. Additionally, Mr. Khachatoorian has been credited as the inventor or co-inventor of more than twenty issued patents, as well as several pending patents with the United States Patent and Trademark Office (USPTO). Mr. Khachatoorian is fluent in Armenian and Farsi.

Jolie Kahn, Acting Chief Financial Officer

Ms. Kahn, age 55, has an extensive background in corporate finance and corporate and securities law. She has been the proprietor of Jolie Kahn, Esq. since 2002. Ms. Kahn has also acted in various corporate finance roles, including extensive involvement of preparation of period filings and financial statements and playing an interal part in public company audits. She also works with companies and hedge funds in complex transactions involving the structuring and negotiation of multi-million dollar debt and equity financings, mergers, and acquisitions. Ms. Kahn has practiced law in the areas of corporate finance, mergers & acquisitions, reverse mergers, and general corporate, banking, and real estate matters. She represents both public and private companies, hedge funds, and other institutional investors in their role as investors in public companies.

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Independent Directors

The names, positions and ages of our independent directors (as defined by NASDAQ and SEC rules), all of whom became directors as of November 14, 2018, are as follows:

Name	Age	Position
Robert Faught	70	Director
Paul Galvin	55	Director
Frederick D. Furry	50	Director
Linda Moossaian	53	Director

Robert Faught, Director

As a global senior executive and CEO, Mr. Faught held leadership positions for Fortune 500 companies including Comcast, and Phillips/Lucent. He was the founder and CEO of SmartHome Ventures, a home automation company servicing retail, utility, insurance and telephony distribution channels and their customers. In these leadership roles, he led the development and implementation of the strategic vision throughout the organization, recruited senior talent, led leadership development and oftentimes, oversaw a realignment of senior roles where some executives were outplaced. At Faught Associates, he offers consulting, executive search, leadership development and outplacement to bring an exceptional leadership and performance direction that provides growth and internal development. From January 2014 to January 2016 he was the President and Chief Executive Officer of SmartHome Ventures and has served on its Board since January 2016. The Board has determined that Mr. Faught is suitable as a director due to his long standing leadership roles with Fortune 500 companies.

Paul Galvin, Director

Paul M. Galvin was appointed as a director and the Chief Executive Officer of SG Blocks, Inc. upon consummation of the reverse merger among CDSI Holdings Inc., CDSI Merger Sub, Inc., SG Blocks, and certain stockholders of SG Blocks on November 4, 2011. Mr. Galvin is a founder of SGBlocks, LLC, the predecessor entity of SGB. He has served as the Chief Executive Officer of SGB and its predecessor entity since 2008. Mr. Galvin has been a managing member of TAG Partners, LLC), an investment partnership formed for the purpose of investing in SGB, since October 2007. Mr. Galvin brings over 20 years of experience developing and managing real estate, including residential condominiums, luxury sales, and market rate and affordable rental projects. Prior to his involvement in real estate, he founded a non-profit organization that focused on public health, housing, and child survival, where he served for over a decade in a leadership position. During that period, Mr. Galvin designed, developed, and managed emergency food and shelter programs through New York City’s Human Resources Administration and other federal and state entities. Mr. Galvin holds a Bachelor of Science in Accounting from LeMoyne College and a Master’s Degree in Social Policy from Fordham University. He was formerly an adjunct professor at Fordham University’s Graduate School of Welfare. Mr. Galvin previously served for 10 years on the Sisters of Charity Healthcare System Advisory Board and six years on the board of directors of SentiCare, Inc. In 2011, the Council of Churches of New York recognized Mr. Galvin with an Outstanding Business Leadership Award. The Company believes he is well suited to sit on its Board due to Mr. Galvin’s pertinent experience, qualifications, attributes, and skills which include his managerial experience and the knowledge and experience he has attained in the real estate industry.

Frederick D. Furry, Director

Mr. Furry is currently the CFO at Luminance Holdco, Inc. and Subsidiaries. Luminance is a private-equity backed designer, custom manufacturer, and distributor of lighting hardware, fixtures, lamps, ceiling fans, lamp parts, and plumbing parts. Headquartered in Los Angeles, California, Luminance has distribution centers located in California, New York, Texas, and Illinois and a wholly-owned foreign enterprise located in Dongguan, China. Prior to Luminance, from 2016 to 2018, Mr. Furry was the CFO at Cunico Corporation, a closely-held, mid-sized manufacturing company based in Long Beach, California. Cunico provides specialty fittings and parts to the US Navy, primarily for nuclear submarines and aircraft carriers. From 2011 to 2015, Mr. Furry was the CFO and COO at Biolase (NASDAQ:BIOL). Biolase is a high-tech, medical device manufacturer of dental lasers located in Irvine, California, that sells its products directly in North America and certain international markets and distributes its products in over 60 international markets. As COO, Mr. Furry initiated the turnaround of failing business and restructured several aspects of the business.

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From 1998 to 2010, Mr. Furry was at Windes, a regional public accounting firm based in Southern California, where he served as an Audit Partner and worked with over 25 public and private companies in the middle market with revenues ranging from $20 million to $600 million.

During his 20-year tenure in public accounting, Mr. Furry helped his clients with countless complex technical issues and transactions, including four IPOs, three reverse mergers, well over a dozen M&A transactions, and several leveraged ESOPs.

Mr. Furry has a Master’s of Business Administration degree and a Bachelor’s of Science in Business Administration from the University of California, Riverside and is a Certified Public Accountant (inactive). Mr. Furry’s long experience with public companies and as a financial executive are qualifications which make him an ideal Board member for the Company.

Linda Moossaian, Director

Linda Moossaian is an achievement-oriented financial strategist with an exceptional record of successful initiatives in financial planning, profit optimization, joint venture accounting, and treasury management. She has a strong history of forging strategic partnerships with senior management, including CEOs and CFOs as well as key stakeholders to drive financial objectives, make strategic decisions, and analyze value-added analytics. Ms. Moossaian has a sophisticated understanding of long-range budget preparation, GAAP accounting, M&A, planning models, financial forecasting & analysis, decision support, accounting procedures, and continuous process improvement. Her advanced critical thinking, analytical, qualitative, and quantitative analysis skills have been developed through positions in corporate andpublic accounting and consulting. She currently is the Director, Audit & Controls-WBTV Financial Administration for Warner Bros. in Burbank, CA, a position she has held since July 2019. Ms. Moossaian has previously acted as Director, Theatrical Production Finance (from July 2009 to April 2018) and Director, Financial Planning & Analysis (from April 2018 to July 2019) for Warner Bros. The ToughBuilt Board has determined that Ms. Moossaian’s expertise in finance is well suited to ToughBuilt’s Board’s support of the Company during this phase of rapid growth.

Corporate Governance

The business and affairs of our company are managed under the direction of the Board of Directors.

Term of Office

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the annual meeting of shareholders and until their successors have been elected and qualified.

Director Independence

We use the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of our company or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of our company;

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●	the director or a family member of the director accepted any compensation from our company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

●	a family member of the director is, or at any time during the past three years was, an executive officer of our company;

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which our company made, or from which our company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of our company served on the compensation committee of such other entity; or

●	the director or a family member of the director is a current partner of our company’s outside auditor, or at any time during the past three years was a partner or employee of our company’s outside auditor, and who worked on our company’s audit.

Under such definition, Messrs. Faught, Furry and Galvin and Ms. Moossaian are independent directors.

Family Relationships

There are no family relationships among any of our officers or directors.

Board Committees

Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each comprised entirely of independent directors and none of which met in 2018. The Audit Committee met four times in 2019.

Audit Committee

Our Audit Committee is comprised of three individuals, each of whom is an independent director and at least one of whom, Mr. Furry, is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee does have a charter (which is reviewed annually) and perform several functions. The Audit Committee performs the following:

●	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engage such independent auditor;

●	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approves in advance any non-audit service to be provided by our independent auditor;

●	monitors the independence of our independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

●	reviews the financial statements to be included in our future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and review with management and our independent auditor the results of the annual audit and reviews of our quarterly financial statements; and

●	oversees all aspects our systems of internal accounting control and corporate governance functions on behalf of the Board of Directors.

Compensation Committee

Our Compensation Committee is comprised of three individuals, each of whom is an independent director.

The Compensation Committee reviews or recommends the compensation arrangements for our management and employees and also assists our Board of Directors in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee has a charter (which is reviewed annually) and performs several functions.

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The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of three individuals, each of whom is an independent director.

The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board of Directors for consideration. This committee has the authority to oversee the hiring of potential executive positions in our company. The Nominating and Corporate Governance Committee has a charter (which will be reviewed annually) and performs several functions.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board of Directors has determined that Frederick Furry, Paul Galvin, Linda Moossaian and Robert Faught are “independent directors” as defined in the NASDAQ Listing Rules and Rule 10A-3 promulgated under the Exchange Act. As such, all independent directors other than Ms. Moossaian serve on all three of our standing Board committees, with Frederick Furry as Chair of the Audit Committee, Paul Galvin as Chair of the Compensation Committee and Robert Faught as Chair of the Nominating and Corporate Governance Committee.

Code of Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.toughbuilt.com. In addition, we will post on our website all disclosures that are required by law or the listing standards of NASDAQ concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this prospectus.

Indemnification of Officers and Directors

Chapter 78 of the Nevada Revised Statutes (NRS) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he is not liable pursuant to NRS Section 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. NRS Chapter 78 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if he is not liable pursuant to NRS Section 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court or other court of competent jurisdiction in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court or other court of competent jurisdiction shall deem proper.

Our bylaws provide that we may indemnify our officers, directors, employees, agents and any other persons to the maximum extent permitted by the NRS.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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EXECUTIVE COMPENSATION

The following table summarizes compensation of our named executive officers, as of December 31, 2019 and 2018.

Summary Compensation Table

Name and position	Year	Salary ($)	Bonus ($)	Stock Compensation ($)	Option Awards ($)	All Other Compensation ($) (1)	Total ($)

Michael Panosian	2019	385,000	-	-	-	44,423	429,423
Chief Executive Officer	2018	276,250	150,000	224,750	221,336	17,798	890,134

Joshua Keeler	2019	285,000	-	-	-	32,884	317,884
Vice President - R&D	2018	178,000	100,000	207,850	221,336	9,683	716,869

Zareh Khachatoorian	2019	230,000	-	-	-	-	230,000
Chief Operating Officer	2018	139,500	-	72,000	146,437	-	357,937

(1) Vacation Payout and other

Employment and Related Agreements

Except as set forth below, we currently have no other written employment agreements with any of our officers and directors. The following is a description of our current executive employment agreements:

Agreements with Our Named Executive Officers

We have entered into written employment agreements with each of our named executive officers, as described below. Each of our named executive officers has also executed our standard form of confidential information and invention assignment agreement.

Employment Agreement with Michael Panosian

We entered into an employment agreement with Mr. Panosian on January 3, 2017 that governs the terms of his employment with us as President and Chief Executive Officer. Under the terms of this agreement, Mr. Panosian received a “sign-on-bonus’ of $50,000. The term of the agreement is for five years and Mr. Panosian is entitled to an annual base salary of $350,000 beginning on January 1, 2017 and increasing by 10% each year commencing on January 1, 2018. Mr. Panosian was also granted a stock option to purchase 125,000 shares of the Company’s common stock at an exercise price of $10.00 per share. The employment agreement also entitles Mr. Panosian to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus at the sole discretion of the Board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

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Employment Agreement with Josh Keeler

We entered into an employment agreement with Mr. Keeler on January 3, 2017 that governs the terms of his employment with us as Vice President of Research & Development. Under the terms of this agreement, Mr. Keeler received a “sign-on-bonus’ of $35,000. The term of the agreement is for five years and Mr. Keeler is entitled to an annual base salary of $250,000 beginning on January 1, 2017 and increasing by 10% each year commencing on January 1, 2018. The employment Agreement also entitles Mr. Keeler to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus at the sole discretion of the Board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

Potential Payments to Messrs. Panosian and Keeler upon Termination or Change in Control

Pursuant to the employment agreements, regardless of the manner in which Messrs. Panosian and Mr. Keeler’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary and other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Panosian and Mr. Keeler for the following reasons: (1) death or disability, (2) Termination for Cause (as defined below) or (3) for no reason.

Each such officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 90 days prior to the effective date of such termination.

In the event of such officer’s death during the employment period or a termination due to such officer’s disability, such officer or his or her beneficiaries or legal representatives shall be provided the sum of (a) an amount equal to two times the officer’s then prevailing base salary and (b) the bonus that would have been payable to such officer subject to any performance conditions and (c) certain other benefits provided for in the employment agreement.

In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination.

Under the employment agreements, “Cause” means: such officer willfully engages in an act or omission which is in bad faith and to the detriment of the Company, engages in gross misconduct, gross negligence, or willful malfeasance, in each case that causes material harm to the Company, breaches this Agreement in any material respect, habitually neglects or materially fails to perform his duties (other than any such failure resulting solely from such officer’s physical or mental disability or incapacity) after a written demand for substantial performance is delivered to such officer which identifies the manner in which the Company believes that such officer has not performed his duties, commits or is convicted of a felony or any crime involving moral turpitude, uses drugs or alcohol in a way that either interferes with the performance of his duties or compromises the integrity or reputation of the Company, or engages in any act of dishonesty involving the Company, disclosure of Company’s confidential information not required by applicable law, commercial bribery, or perpetration of fraud; provided, however, that such officer shall have at least forty-five (45) calendar days to cure, if curable, any of the events which could lead to his termination for Cause.

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Under the employment agreements, “Termination for Good Reason” means any of the following that are undertaken without the officer’s express written consent: (i) the assignment to such officer of principal duties or responsibilities, or the substantial reduction of such officer’s duties and responsibilities, either of which is materially inconsistent with such officer’s position as President and Chief Executive Officer of the Company and Director of design and Development, respectively; (ii) a material reduction by the Company in such officer’s annual base salary, except to the extent the salaries of other executive employees of the Company and any other controlled subsidiary of the Company are similarly reduced; (iii) such officer’s principal place of business is, without his consent, relocated by a distance of more than thirty (30) miles from the center of Glendale, California; or (iv) any material breach by the Company of any provision of this Agreement.

Involuntary Termination other than for Cause, Death or Disability or Voluntary Termination for Good Reason Following a Change of Control. If, within twenty-four (24) months following a Change of Control, the officer’s employment is terminated involuntarily by the Company other than for Cause, death, or Disability or by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits, a lump sum payment in the amount equal to four times such officer’s then prevailing base salary in the case of Mr. Panosian and three times such officer’s then prevailing base salary in the case of Mr. Keeler, plus the officer’s target for the annual short term incentive portion of the corporate bonus program for such year as in effect immediately prior to such termination, in addition to any other earned but unpaid base salary or vacation pay due through the date of such termination, as well as a pro rata portion of the executive’s annual short term incentive portion of the corporate bonus program for such year (if any) and a pro rata portion of the executive’s long term incentive portion of the corporate bonus program (if any).

Employment Agreement with Zareh Khachatoorian

We entered into an employment agreement with Mr. Khachatoorian on January 3, 2017 that governs the terms of his employment with us as Chief Operating Officer and Secretary. The term of the agreement is for three years and Mr. Khachatoorian is entitled to an annual base salary of $180,000 beginning on January 1, 2017 and increasing by 10% each year commencing on January 1, 2018. The employment Agreement also entitles Mr. Khachatoorian to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus at the sole discretion of the Board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

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The Company is permitted to terminate the employment of Mr. Khachatoorian for the following reasons: (1) death or disability, (2) Termination for Cause (as defined above) or (3) for no reason. In the event of Mr. Khachatoorian’s (i) death or disability, or (ii) Termination for Cause by the Company, Mr. Khachatoorian or his beneficiaries or legal representatives shall be entitled to payment for all accrued and unpaid compensation and wages and in addition pay to Mr. Khachatoorian a sum equivalent to one month’s salary, but shall have no right to compensation or benefits for any period subsequent to the effective date of his death or disability.

In the event of the termination of Mr. Khachatoorian’s employment for Good Reason, he shall be provided certain benefits listed in the employment agreement and payment of all accrued and unpaid compensation and wages, but executive shall have no right to compensation or benefits for any period subsequent to the effective date of termination.

Employment Agreement with Manu Ohri (resigned June 2019)

We entered into an employment agreement with Mr. Ohri on January 3, 2017 that governs the terms of his employment with us as Chief Financial Officer of the Company. The term of the agreement is for three years and Mr. Ohri is entitled to an annual base salary of $250,000 beginning on January 1, 2017 and increasing by 10% each year commencing on January 1, 2018. The employment agreement also entitles Mr. Ohri to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus at the sole discretion of the Board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

The Company is permitted to terminate the employment of Mr. Ohri for the following reasons: (1) death or disability, (2) Termination for Cause (as defined above) or (3) for no reason. In the event of Mr. Ohri’s (i) death or disability, or (ii) Termination for Cause by the Company, Mr. Ohri or his beneficiaries or legal representatives shall be entitled to payment for all accrued and unpaid compensation and wages and in addition pay to Mr. Ohri a sum equivalent to one month’s salary, but shall have no right to compensation or benefits for any period subsequent to the effective date of his death or disability.

In the event of the termination of Mr. Ohri’s employment for Good Reason, he shall be provided certain benefits listed in the employment agreement and payment of all accrued and unpaid compensation and wages, but executive shall have no right to compensation or benefits for any period subsequent to the effective date of termination.

Outstanding Equity Awards at December 31, 2019

2016 Equity Compensation Plan - Grant of options

Name	Date of grant (1)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Michael Panosian	1/03/2017	91,146	33,854	-	10.00	7/05/2026
Joshua Keeler	-	-	-	-	-	-
Zareh Khachatoorian	-	-	-	-	-	-

(1)	The shares subject to each stock option vest over a four (4) year period, with 25% of the total number of shares subject to the option vesting on the one (1) year anniversary of the date of grant, and the remainder vesting in equal instalments on the last day of each of the thirty six (36) full calendar months thereafter.

2019 Equity Compensation Plan - Grant of options

Name	Date of grant		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Michael Panosian	9/14/2018	(1)	100,000	100,000	-	4.29	6/30/2023
Joshua Keeler	9/14/2018		100,000	100,000	-	4.29	6/30/2023
Zareh Khachatoorian	9/14/2018		55,000	55,000	-	3.90	6/30/2028

(1)	The shares subject to each stock option vest over a three (3) year period, with 25% of the shares subject to the option vested on the grant date and 25% of the shares subject to the option vesting on each anniversary of the grant date.

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2016 Stock Option Plan

On July 16, 2016, our Board of Directors and a majority of the holders of our then-outstanding shares of our common stock adopted our 2016 Equity Incentive Plan, which we refer to as the Plan. There are currently 875,000 shares of common stock issued or reserved for issuance under the Plan.

The purpose of our Plan is to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial achievements. The Plan is administered by the Compensation Committee of our Board of Directors, or by the full board, which may determine, among other things, the (a) terms and conditions of any option or stock purchase right granted, including the exercise price and the vesting schedule, (b) persons who are eligible to receive options and stock purchase rights and (c) the number of shares to be subject to each option and stock purchase right. The types of equity awards that may be granted under the Plan are: (i) incentive stock options and non-incentive stock options; (ii) share appreciation rights; (iii) restricted shares, restricted share units (which are shares granted after certain vesting conditions are met) and unrestricted shares; (iv) deferred share units; and (v) performance awards.

2018 Equity Incentive Plan

Effective July 1, 2018, the Board of Directors adopted the 2018 Equity Incentive Plan (the “2018 Plan”). This 2018 Plan was adopted in addition to the existing 2016 Stock Equity Incentive. The awards per 2018 Plan may be granted through June 30, 2023 to the Company’s employees, consultants, directors and non-employee directors. The maximum number of shares of our common stock that may be issued under the 2018 Plan is 1,000,000 shares, which amount will be (a) reduced by awards granted under the 2018 Plan, and (b) increased to the extent that awards granted under the 2018 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2018 Plan). No employee will be eligible to receive more than 200,000 shares of common stock in any calendar year under the 2018 Plan pursuant to the grant of awards. On September 12, 2018, the Board of Directors approved an increase in the number of shares of common stock reserved for future issuance under this Plan from 1,000,000 shares to 2,000,000 shares. On September 14, 2018, 1,000,000 shares of common stock underlying awards under the 2018 Plan have been granted to the employees and officers 25% vesting immediately on the date of grant and 25% vesting each year thereafter on the anniversary of the grant date.

In connection with the administration of our Plans, our Compensation Committee:

●	determines which employees and other persons will be granted awards under our Plans;

●	grants the awards to those selected to participate;

●	determines the exercise price for options; and

●	prescribes any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

Our Compensation Committee will: (i) interpret our Plans; and (ii) make all other determinations and take all other action that may be necessary or advisable to implement and administer our Plans. The Plans provide that in the event of a change of control event, the Compensation Committee or our Board of Directors shall have the discretion to determine whether and to what extent to accelerate the vesting, exercise or payment of an award.

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In addition, our Board of Directors may amend our Plans at any time. However, without shareholder approval, our Plan may not be amended in a manner that would:

●	increase the number of shares that may be issued under the Plans;

●	materially modify the requirements for eligibility for participation in the Plans;

●	materially increase the benefits to participants provided by the Plans; or

●	otherwise disqualify the Plans for an exemption under Rule 16b-3 promulgated under the Exchange Act.

Awards previously granted under the Plans may not be impaired or affected by any amendment of the Plans, without the consent of the affected grantees.

Directors’ Compensation Plan Information

December 31, 2019

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
2016 Equity Incentive Plan:
Equity compensation plans approved by security holders	125,000	$10.00	875,000
Equity compensation plans not approved by security holders	-	-	-
Total	125,000	$10.00	875,000

2018 Equity Incentive Plan:
Equity compensation plans approved by security holders	1,000,000	$4.06	1,000,000
Equity compensation plans not approved by security holders	-	-	-
Total	1,000,000	$4.06	1,000,000

Non-Employee Director Remuneration Policy

Our Board of Directors has adopted the following non-employee director remuneration policy:

Stock and Option Awards

Each of our non-employee directors may receive up to 50,000 options to purchase shares of common stock (which we refer to as the Annual Director Options) for each fiscal year. The Annual Director Options will be confirmed (together with the exercise price for such options) at the first meeting of our Board of Directors for each fiscal year and shall vest quarterly in arrears. Annual Director Options shall have ten year term and shall be issued under the 2016 and 2018 Plans.

Compensation Committee Review

The Compensation Committee shall, if it deems necessary or prudent in its discretion, reevaluate and approve in January of each such year (or in any event prior to the first board meeting of such fiscal year) the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee shall utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to independent directors of our peer group.

The Compensation Committee shall also have the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and pursuant to such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

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Participation of Employee Directors; New Directors

Unless separately and specifically approved by the Compensation Committee in its discretion, no employee director of our company shall be entitled to receive any remuneration for service as a director (other than expense reimbursement as per prevailing policy).

New directors joining our Board of Directors shall be entitled to a prorated portion (based on months to be served in the fiscal year in which they join) of cash and stock options or other equity incentive awards (if applicable) for the applicable fiscal year at the time they join the board.

Director Compensation

Directors Compensation

As of December 31, 2019

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Paul Galvin (1)	50,000	-	-	-	-	50,000
Robert Faught (2)	50,000	-	-	-	-	50,000
Frederick Fury (3)	50,000	-	-	-	-	50,000

(1)	Appointed to the board on November 14, 2018 and currently serves as Chairman of the Compensation Committee
(2)	Appointed to the board on November 14, 2018 and currently serves as Chairman of the Nominating and Corporate Governance Committee
(3)	Appointed to the board on November 14, 2018 and currently serves as Chairman of the Audit Committee

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of the date of January 28, 2020 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the persons below is c/o ToughBuilt Industries, Inc., 25371 Commercentre Drive, Suite 200, Lake Forest, CA 92630.

		Options Granted vested
	Common Shares	within 60 days of offering	Series D Preferred Stock	Total	Percentage Beneficially Owned (1)
Directors and Officers:
Michael Panosian	1,825,799	112,500	0	1,938,299	2.38%
Joshua Keeler	647,925	50,000	0	697,925	*
Zareh Khachatoorian	55,991	27,500	0	83,491	*
Fred Furry	0	0	0	0	0
Paul Galvin	0	0	0	0	0
Linda Moossaian	0	0	0	0	0
Robert Faught	0	0	0	0	0
Jolie Kahn	0	0	0	0	0
All Officer and Directors as a Group (8 persons)	2,681,623	217,500		2,911,980	3.57%

5% or Greater Beneficial Owners:
Michael Panosian	1,825,799	112,500	0	1,938,299	2.38%

Sabby Volatility Master Fund (2)	6,000,000	-	-	6,000,000	7.37%

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(1) Based on 81,460,833 shares of common stock issued and outstanding on January 28, 2020.

(2) Based upon the Schedule 13G filed on January 28, 2020. As calculated in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, (i) Sabby Volatility Master Fund, Ltd. beneficially owns 6,000,000 shares of the Issuer’s common stock (common shares), representing approximately 7.37% of the Common Stock, and (ii) Sabby Management, LLC and Hal Mintz each beneficially own 6,000,000 shares of the common shares, representing approximately 7.37% of the common shares. Sabby Management, LLC and Hal Mintz do not directly own any common shares, but each indirectly owns 6,000,000 common shares. Sabby Management,LLC, a Delaware limited liability company, indirectly owns 6,000,000 common shares because it serves as the investment manager of Sabby Volatility Warrant Master Fund, Ltd., a Cayman Islands company. Mr. Mintz indirectly owns 6,000,000 common shares in his capacity as manager of Sabby Management,LLC.

(3) Issuable upon conversion of Series D Preferred Stock upon exercise based upon 9.9% blocker provision.

* Less than 1%

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Our Chief Financial Officer, Jolie Kahn, must present information regarding a proposed related-party transaction to our Board of Directors. Under the policy, where a transaction has been identified as a related-party transaction, Ms. Kahn must present information regarding the proposed related-party transaction to our Nominating and Corporate Governance Committee, once the same is established, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our Nominating and Corporate Governance Committee will take into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the related party transaction was initiated by us or the related party;

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●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to us from the related party transaction;

●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;

●	the related party’s interest in the related party transaction, and

●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Nominating and Corporate Governance Committee shall then make a recommendation to the Board, which will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Other than as disclosed below, during the last two fiscal years, there have been no related party transactions.

On April 26, 2016, September 1, 2016 and October 5, 2016, our former chief financial officer, Manu Ohri loaned our Company an aggregate of $130,000. Pursuant to the terms of the promissory notes, the loans were to be repaid on or before December 31, 2016, with interest at 10% per annum payable monthly. The loans were repaid on October 18, 2016. In May 2017, we executed three unsecured promissory notes with Mr. Ohri totaling $400,000, bearing an interest rate of 10% per annum, due on demand or before June 1, 2018. On June 1, 2018, the maturity date of these promissory notes was extended to September 1, 2018. On August 30, 2018, the maturity date of these promissory notes was further extended to September 30, 2018. On September 30, 2018, the maturity date of these notes was extended to the third business day following the date of consummation of the Company’s initial public offering at which time $200,000 of the principal amount of the notes was paid in cash and the balance was paid in 42,105 unregistered be paid in shares of common stock of the Company at a conversion price equal to the per Unit price of the public offering.

Concurrent with the closing of the IPO on November 14, 2018, the following private transaction was consummated in accordance with the related agreements (see Note 9 of the financial statements), all in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended: 136,863 unregistered shares of common stock were issued upon conversion of $650,100 of accrued and unpaid salaries to officers and directors at a conversion price of $4.75 per share.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or compensation committee of any other entity that has one or more of its executive officers serving as a member of our Board.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

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Our Chief Financial Officer, must present information regarding a proposed related-party transaction to our Board of Directors. Under the policy, where a transaction has been identified as a related-party transaction, Mr. Ohri must present information regarding the proposed related-party transaction to our Nominating and Corporate Governance Committee, once the same is established, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our Nominating and Corporate Governance Committee will take into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the related party transaction was initiated by us or the related party;

●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to us from the related party transaction;

●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;

●	the related party’s interest in the related party transaction, and

●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Nominating and Corporate Governance Committee shall then make a recommendation to the Board, which will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Other than as disclosed below, during the last two fiscal years, there have been no related party transactions.

On April 26, 2016, September 1, 2016 and October 5, 2016, Mr. Ohri loaned our Company an aggregate of $130,000. Pursuant to the terms of the promissory notes, the loans were to be repaid on or before December 31, 2016, with interest at 10% per annum payable monthly. The loans were repaid on October 18, 2016. In May 2017, we executed three unsecured promissory notes with Mr. Ohri totaling $400,000, bearing an interest rate of 10% per annum, due on demand or before June 1, 2018. On June 1, 2018, the maturity date of these promissory notes was extended to September 1, 2018. On August 30, 2018, the maturity date of these promissory notes was further extended to September 30, 2018. On September 30, 2018, the maturity date of these notes was extended to the third business day following the date of consummation of the Company’s initial public offering at which time $200,000 of the principal amount of the notes was paid in cash and the balance was paid in 42,105 unregistered be paid in shares of common stock of the Company at a conversion price equal to the per Unit price of the public offering.

Concurrent with the closing of the IPO on November 14, 2018, the following private transaction was consummated in accordance with the related agreements (see Note 9 of the financial statements), all in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended: 136,863 unregistered shares of common stock were issued upon conversion of $650,100 of accrued and unpaid salaries to officers and directors at a conversion price of $4.75 per share.

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Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or compensation committee of any other entity that has one or more of its executive officers serving as a member of our Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. We are not providing disclosure on this point.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Mr. Galvin, Mr. Faught and Mr. Furry, as Chairman.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.toughbuilt.com. The Audit Committee is responsible for the appointment, oversight and compensation of our independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. In fulfilling its responsibilities for the financial statements for fiscal year 2019, the Audit Committee will take the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2019 with management and our independent public accountant;

●	discussed with our independent public accountant the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from our independent public accountant regarding its independence as required by applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee and the Audit Committee further discussed with the accountant its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and our independent public accountant, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC and will do the same for our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

THE AUDIT COMMITTEE:

Frederick D. Furry (Chair)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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PROPOSAL NO. 1

THE ELECTION OF DIRECTORS

General

Six directors are to be elected at this Annual Meeting to serve until the 2021 annual meeting of shareholders or until for each a successor has been elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, Election of the directors requires a plurality of the votes cast at the Annual Meeting.

The following table sets forth the nominees for the Board of Directors. See “Management” for a description of the directors as of the Record Date.

Nominee for Director

Name and Address	Age	Date First Elected or Appointed	Position(s)
Michael Panosian	56	January 1, 2012	President, CEO and Director
Robert Faught	70	November 14, 2018	Director
Frederick D. Furry	50	November 14, 2018	Director
Paul Galvin	55	November 14, 2018	Director
Joshua Keller	40	At the Annual 2019 Meeting	Director andV.P.– Research & Development
Linda Moossaian	53	On December 12, 2019	Director

Vote Required

The affirmative vote of a majority of votes cast for this proposal is required to approve the election of directors until the 2021 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.

Independence

The Board believes all directors except Mr. Panosian and Mr. Keeler meet the definition of independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

NASDAQ MARKETPLACE RULE PROPOSAL

The stockholders of the Company are being asked to approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of shares of ToughBuilt Industries, Inc.’s common stock exceeding 19.99% of the number of shares outstanding on August 19, 2019 (the “Exchange Cap”) from the issuance of shares of common stock to be issued in conversion of those certain $11.5 million aggregate principal amount senior secured notes and exercise of 5,750,000 warrants issued by the Company to an accredited investor on August 19, 2019 (the “Nasdaq Marketplace Rule Proposal” or “Action”). You are being asked to consider and vote upon the Nasdaq Marketplace Rule Proposal that would permit us to issue a number of shares of our common stock in excess of the Exchange Cap. The information set forth in this Proposed Action is qualified by the terms of certain securities purchase agreement, dated August 19, 2019, which is included as an exhibit to our Current Report on Form 8-K filed with the SEC on August 19, 2019.

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On August 19, 2019, the Company entered into a Securities Purchase Agreement with an institutional investor pursuant to which it sold $11.5 million aggregate principal amount of promissory notes (at an aggregate original issue discount of 15%) to the investor in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The first note (the “Series A Note”) has a face amount of $6.72 million for which the investor paid $5 million in cash. The second note (the “Series B Note” and with the Series A Note, collectively referred to as the “Notes”) has a principal amount of $4.78 million for which the investor paid $4.78 million in the form of a full recourse promissory note issued by the investor to the Company (the “Investor Note”) secured by $4.78 million in cash or cash equivalents of the investor (i.e :an original issue discount of approximately 15% to the face amount of the Series B Note). No portion of the Series B Note may be converted into shares of our common stock (the “Common Stock”) until the corresponding portion of the Investor Note has been prepaid to the Company in cash, at which point in time such portion of the Series B Note shall be deemed “unrestricted”. The Investor Note is subject to optional prepayment at any time at the option of the investor and mandatory prepayment, at the Company’s option, subject to certain equity conditions, at any time 45 Trading Days after the effectiveness of a resale registration statement (or otherwise the applicability of Rule 144 promulgated under the Securities Act of 1933, as amended). Notwithstanding the foregoing, the Company may not effect a mandatory prepayment if the shares underlying the Series A Note and the portion of the Series B Note that has become unrestricted exceeds 35% of the market capitalization of the Company.

The Notes are senior secured obligations of the Company secured by a lien on all assets of the Company, bear no interest (unless an event default has occurred and is continuing) and mature on December 31, 2020. The Notes will be convertible at $1.00 into a fixed number of shares (the “Conversion Shares”). The Notes are convertible at the Holder’s option, in whole or in part, at any time after closing. The Conversion Price will be subject to adjustment for stock dividends, stock splits, anti-dilution and other customary adjustment events.

The Company shall repay the Principal Amount of the Notes in 12 installments, with the first installment starting on February 1, 2020 (each, an “Installment Date”). Installments 1-3 shall be 1/36th of the Principal Amount, Installments 4-6 shall be 1/18th of the Principal Amount and Installments 7-12 shall be 1/8th of the Principal Amount. The repayment amount shall be payable in cash, or, subject to the satisfaction of equity conditions, at the option of the Company, in registered Common Stock or a combination of cash and registered Common Stock. However, if the 30-day volume weighted average price of the Common Stock (the “VWAP”) of the Company falls below 50% of the market price of one share of the Company’s common stock or the Company fails to satisfy certain other equity conditions, the repayment amount is payable in shares of Common Stock only unless the Investor(s) waive any applicable equity condition. If the Company elects to satisfy all or any portion of an installment in shares of Common Stock, the Company will predeliver such shares of Common Stock to the investor on the 23rd trading day prior to the applicable Installment Date, with a true-up of shares (if necessary) on the Installment Date. Any excess shares of Common Stock shall be applied to subsequent installments.

The shares used to meet a Principal Repayment (“Installment Shares”) would be valued at a conversion price calculated as the lesser of (i) 85% of the arithmetic average of the three lowest daily VWAPs of the 20 trading days prior to the payment date or (ii) 85% of the VWAP of the trading day prior to payment date (“Installment Price”) with a floor of $0.10.

All amortization payments shall be subject to the Investors’ right to (a) defer some or all of any Installment Payment to a subsequent Installment Date; and (b) at any time during an installment period, convert up to four times the installment amount at the Installment Price; provided shares received pursuant to such accelerated conversions shall be subject to a leak-out provision that solely limits sales of such shares received by the investor in such accelerated conversion (and not any other sales) to the greater of (a) $500,000 per trading day or (b) 40% of the volume traded on a given day as reported by Bloomberg LP.

Upon completion of a Change of Control, the Holders may require the Company to purchase any outstanding Notes in cash at 125% of par plus accrued but unpaid interest. The Company shall have the right to redeem any and all amounts of the outstanding Note at 125% of the greater of (a) Principal Amount plus accrued but unpaid interest (if any), or (b) Conversion Value plus accrued but unpaid interest (if any) provided the Company has satisfied certain equity conditions. The Company must give the Investor(s) ninety (90) business days’ prior notice of any such redemption.

Prior to all outstanding amounts under the Note being repaid in full, the Company will not create any new encumbrances on any of its or its subsidiaries’ assets without the prior written consent of the Lender, with a carveout for a working capital facility of which the details are to be determined. The Notes shall also be subject to standard events of default and remedies therefor.

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In connection with the granting of the Notes, the Company shall issue detachable warrants to the Investor, exercisable in whole or in part at any time during the five years from the date of issuance, an in amount equal to 50% of the conversion shares underlying the Notes and have an exercise price of $1.00 per share (the “Warrants”). To the extent the Company has a change of control or a spinoff, the warrants provide for a put for the warrants to the Company at their Black- Scholes Valuation.

Under the terms of this transaction, if the Company were to convert the Notes at the initial conversion price of $1.00 (and as described above, there are circumstances under which conversion would occur at prices less than the initial conversion price) and effect the exercise of the Warrants in full, it would have needed to issue 17,250,000 shares of its common stock (and as the Notes convert at prices at or less than the initial $0.14 per share conversion price, the number of shares issuable will be considerably higher).

On December 23, 2019, ToughBuilt Industries, Inc. (the “Company”) entered into an exchange agreement with 1n institutional investor pursuant to which the investor is exchanging $5.5 million principal amount of its August 19, 2019 Series A Senior Secured Note for 5,775 shares of its Series D Preferred Stock, which was authorized by the Company’s Board of Directors on December 21, 2019.

The terms of the Series D Preferred Stock are as follows:

Stated Value	$1,000 per share, subject to increase for (a) any capitalized dividends and (b) on June 30, 2020 (and each six month anniversary thereafter), the Stated Value shall increase by 5%.

Dividends:	The New Preferred Shares shall participate with any dividends paid to the holders of Common Stock. In addition, from now until June 30, 2020, shall accrue dividends at a rate of 8% per annum and from June 30, 2020 and thereafter, at 12% per annum, which shall capitalize to the stated value of the New Preferred Shares on a monthly basis. Upon the occurrence of certain triggering events, the New Preferred Shares shall accrue additional dividends at a default rate set forth in the definitive documentation.

Conversion Price:	The Investor may elect to convert the New Preferred Shares into shares of Common Stock at a conversion price (the “Conversion Price”) equal to $1.00 per share. The Conversion Price of the New Preferred Shares shall be subject to customary adjustments for stock splits, dividends, recapitalizations and similar events. The New Preferred Shares shall be alternatively convertible at the Alternate Conversion Price (as defined in the Existing Notes).

Voting Rights

New Preferred Shares vote together on all matters as a class, with the approval of a majority of the New Preferred Shares required to amend or waive any term or condition of the New Preferred Shares. New Preferred Shares shall vote on an as-converted basis with the holders of Common Stock on all matters (subject to applicable ownership blockers, including not exceeding 19.9% in any event).

Company Exchange Right

The Company shall have the right to exchange the New Preferred Shares, at its option back into senior secured convertible notes in the form of the Existing Notes, at any time, with such New Exchange Notes having an initial outstanding amount equal to the stated value, accrued and unpaid dividends and any other amounts outstanding with respect to such New Preferred Shares subject to such exchange.

Limitations on Beneficial Ownership:

Notwithstanding anything herein to the contrary, no Preferred Stock of any Investor shall be issued or shall be convertible if after such conversion such Investor would beneficially own more than 4.99% of the shares of Common Stock then outstanding (as defined under Section 13(d) of the Securities Act of 1933, as amended).

Exchange Cap	The New Preferred Shares shall share the Exchange Cap of the August 19, 2019 Series A Note and Series B Note and, to the extent the Existing Notes have been converted into 19.9% of the Common Stock, shall not be convertible until such time as stockholder approval has been obtained and/or additional shares of Common Stock are eligible to be converted thereunder in compliance with the rules and regulations of the Principal Market.

NECESSITY OF STOCKHOLDER APPROVAL

As a result of being listed for trading on the Nasdaq Global Market, issuances of the Company’s common stock are subject to the Nasdaq Stock Market Rules, including Nasdaq Marketplace Rule 5635(d).

Nasdaq Marketplace Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the greater of book or market value of the stock, with market value determined by reference to the closing price immediately before the issuer enters into a binding agreement for the issuance of such securities. Thus, we need approval to issue with respect to the Note conversions, Series D Preferred Stock conversions and Warrant exercises described above.

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Accordingly, we are requesting in this Proposed Action that our stockholders approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock exceeding 19.99% of the number of shares outstanding on August 19, 2019.

POTENTIAL ADVERSE EFFECTS

If this proposal is approved by the shareholders, a minimum of 17,500,000 shares (based upon the August 19, 2019 original numbers) would have been issuable in conjunction with the conversion of the Notes, conversion of the Series D Preferred Stock and the exercise of the Warrants, so our stockholders will experience substantial dilution of their interests as a result of these conversions and exercises.

EFFECT ON CURRENT STOCKHOLDERS IF THIS PROPOSAL IS NOT APPROVED

If our stockholders do not approve this The Proposed Action, then the aggregate number of shares of common stock issuable will be limited to the Exchange Cap, or 5,107,088 shares (of which 5,000,000 have been issued. In addition, we will be required to seek stockholder approval of this proposal, at the Company’s expense, every 90 days following the Annual Meeting until we receive stockholder approval of this proposal. We are not seeking stockholder approval to authorize the offering of common stock or the acquisition, the entry into or the closing of the transaction, or the execution of the related transaction documents, as we have already entered into and closed the transaction and executed the related transaction documents, which are binding obligations on us. The failure of our stockholders to approve this The Proposed Action will not negate the existing terms of such transaction documents or any other documents relating to the offering of common stock or the acquisition.

VOTE REQUIRED

Approval of this The Proposed Action (otherwise referred to as the Nasdaq Marketplace Rule Proposal) requires the affirmative vote of the holders of a majority of the shares of common stock casting votes in person or by proxy on this proposal at the Annual Meeting. This proposal is a “non-routine” matter under NYSE Rule 452 on which brokers may not vote without instruction from beneficial owners. Abstentions and broker non-votes will have no effect on the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NASDAQ MARKETPLACE RULE PROPOSAL.

PROPOSAL NO. 3:

APPROVAL OF GRANT TO THE BOARD OF DIRECTORS THE DISCRETIONARY AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

We are seeking shareholder approval to grant the Board discretionary authority to amend the Company’s Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of our Common Stock, par value $0.0001 per share, such split to combine a whole number of outstanding shares of our Common Stock in a range of not less than two (2) shares and not more than thirty (30) shares, into one (1) share of Common Stock at any time prior to December 31, 2022 (the “Reverse Split Proposal”).

The amendments will not change the number of authorized shares of Common Stock, preferred stock, or the relative voting power of our shareholders. Because the number of authorized shares will not be reduced, the number of authorized but unissued shares of our Common Stock will materially increase and will be available for reissuance by the Company. The reverse stock split, if effected, would affect all of our holders of Common Stock uniformly.

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The Board unanimously approved, and recommended seeking shareholder approval of this Reverse Split Proposal, on January 31, 2020.

Even if the shareholders approve the Reverse Split Proposal, we reserve the right not to effect any reverse stock split if the Board does not deem it to be in the best interests of our shareholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of our shareholders. If this Reverse Split Proposal is approved by the shareholders, the Board will have the authority, in its sole discretion, without further action by the shareholders, to effect a reverse stock split.

The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Common Stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock.

The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our shareholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the reverse stock split will produce or maintain the desired results (See “Certain Risks Associated with a Reverse Stock Split”). However, our Board believes that the benefits to the Company and our shareholders outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect a reverse stock split.

Reasons for the Reverse Stock Split

The primary purpose for effecting the reverse stock split, should the Board of Directors choose to effect one, would be to increase the per share price of our Common Stock. The Board of Directors believes that, should the appropriate circumstances arise, effecting the reverse stock split would, among other things, help us to:

●	Meet certain continued listing requirements of the NASDAQ Stock Market;

●	Appeal to a broader range of investors to generate greater investor interest in the Company; and

●	Improve the perception of our Common Stock as an investment security.

Improve the Perception of Our Common Stock as an Investment Security - We believe that the overall decline in the price of digital assets we generate and volatility of digital asset prices in general in the industry in which we operate, is a significant contributing factor in the decline in the price of our Common Stock. Our Board of Directors unanimously approved the discretionary authority to effect a reverse stock split as one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security including in connection with potential acquisition transactions. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company - An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board of Directors the ability to effect a reverse stock split, and thereby increase the price of our Common Stock, would give the Board the ability to address these issues if it is deemed necessary.

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Certain Risks Associated with a Reverse Stock Split

Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding.

The reverse stock split will reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of authorized but unissued shares. The issuance of additional shares of our Common Stock may have a dilutive effect on the ownership of existing shareholders.

Principal Effects of a Reverse Stock Split

If our shareholders approve this Reverse Split Proposal and the Board of Directors elects to effect a reverse stock split, our issued and outstanding shares of Common Stock would decrease at a rate of approximately one share of Common Stock for every two (2) shares to ten (10) shares of Common Stock currently outstanding depending on the amount of the reverse stock split. The reverse stock split would be effected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock. The reverse stock split would affect all of our shareholders uniformly and would not affect any shareholder’s percentage ownership interests in the Company, except to the extent that it results in a shareholder receiving cash in lieu of fractional shares. The reverse stock split would not affect the relative voting or other rights that accompany the shares of our Common Stock, except to the extent that it results in a shareholder receiving cash in lieu of fractional shares. Common Stock issued pursuant to the reverse stock split would remain fully paid and non-assessable. The reverse stock split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have no current plans to take the Company private. Accordingly, a reverse stock split is not related to a strategy to do so.

In addition to the change in the number of shares of Common Stock outstanding, a reverse stock split would have the following effects:

Increase the Per Share Price of our Common Stock - By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. If appropriate circumstances exist, the Board may utilize the reverse stock split as part of its plan to maintain the required minimum per share price of the Common Stock under the NASDAQ listing standards noted above.

Increase in the Number of Shares of Common Stock Available for Future Issuance - By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, a reverse stock split will increase the number of authorized but unissued shares. The Company may also use authorized shares in connection with the financing of future mergers or acquisitions.

The following table contains approximate information relating to our common stock, based on share information as of April 16, 2019 :

	Current	After Reverse Split if 1:2 Ratio is Selected	After Reverse Split if 1:30 Ratio is Selected
Authorized Common Stock	200,000,000	200,000,000	200,000,000
Common Stock issued and outstanding	81,460,833	40,730,416	2,715,361

Common Stock authorized but unissued	118,539,167	159,269,584	197,284,639

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Although a reverse stock split would not have any dilutive effect on our shareholders, a reverse stock split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized shares available for issuance, in its discretion. Our Board from time to time may deem it to be in the best interests of the Company and our shareholders to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If our Board authorizes the issuance of additional shares subsequent to the reverse stock split described above, the dilution to the ownership interest of our existing shareholders may be greater than would occur had the reverse stock split not been effected. Many stock issuances not involving equity compensation do not require shareholder approval, and our Board generally seeks approval of our shareholders in connection with a proposed issuance only if required at that time.

Required Adjustment to Currently Outstanding Securities Exercisable or Convertible into Shares of our Common Stock - A reverse stock split would effect a reduction in the number of shares of Common Stock issuable upon the exercise or conversion of our outstanding stock options, warrants, preferred stock and convertible notes in proportion to the reverse stock split ratio. Additionally, the exercise price of outstanding options, warrants, preferred stock and conversion price of our convertible notes would increase, likewise in proportion to the reverse stock split ratio.

Require Adjustments to Number of Shares of Common Stock Available for Future Issuance under our Incentive Plan - In connection with any reverse split, our Board would also make a corresponding reduction in the number of shares available with respect to shares available for grant granted under our 2018 Equity Incentive Plan so as to avoid the effect of increasing the value of options and shares previously granted.

In addition, a reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

Authorized Shares of Common Stock

The Reverse Stock Split Proposal will not change the number of authorized shares of Common Stock but will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, mergers or acquisitions, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its shareholders. The Board believes the increase in available shares for future issuance is appropriate to fund the future operations of the Company. It will also provide the Company with greater flexibility to respond quickly to advantageous business opportunities However, we may from time to time explore opportunities to make acquisitions through the use of stock. As a result, the Company’s current number of authorized shares of Common Stock may enable the Company to better meet its future business needs.

We believe that the current amount of authorized Common Stock will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The current capital will provide the Board with the ability to issue additional shares of stock without further vote of the shareholders of the Company, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of stock of the Company are then listed.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Split Proposal is approved by our shareholders, our Board, in its sole discretion, will determine whether such an action is in the best interests of the Company and our shareholders, taking into consideration the factors discussed above. If our Board believes that a reverse stock split is in our best interests and the best interest of our shareholders, our Board will then implement the reverse stock split.

We would then file a certificate of amendment to our Articles of Incorporation with the Secretary of the State of Nevada at such time as our Board of Directors had determined as the appropriate effective time for the reverse stock split to effect the reverse split. The certificate of amendment would add a new provision providing that holders of our Common Stock immediately prior to the filing of the amendment will receive one share of Common Stock for each number of shares selected by the Board. A copy of the proposed amendment is attached to this proxy statement as Appendix A and is considered a part of this proxy statement. Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our shareholders, the issued shares of Common Stock held by shareholders of record as of the effective date of the reverse stock split would be converted into a lesser number of shares of Common Stock calculated in accordance with the reverse stock split ratio of not less than one-for-two (1:2) or not more than one-for-ten (1:30), as selected by our Board and set forth in the certificate of amendment.

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For example, if a shareholder presently holds 100 shares of our Common Stock, he or she would hold 50 shares of Common Stock following a one-for-two reverse stock split, or 10 shares of Common Stock following a one-for-ten reverse stock split, in each case with an additional amount of cash in lieu of fractional shares as described below under “-Fractional Shares.” Beginning on the effective date of the split, each certificate representing pre-split shares would be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the reverse stock split, shareholders would be notified that the reverse stock split had been effected.

Effect on Beneficial Holders (i.e., Shareholders Who Hold in “Street Name”)

Upon the reverse stock split, we intend to treat Common Stock held by shareholders in “street name,” through a bank, broker or other nominee, in the same manner as shareholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse stock split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Shareholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a shareholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or fractional shares, if applicable. If a shareholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the shareholder’s address of record indicating the number of shares (including fractional shares) of Common Stock held following the reverse stock split.

Effect on Certificated Shares

Upon the reverse stock split our transfer agent will act as our exchange agent and assist holders of Common Stock in implementing the exchange of their certificates.

Commencing on the effective date of a reverse stock split, shareholders holding shares in certificated form will be sent a transmittal letter by our transfer agent. The letter of transmittal will contain instructions on how a shareholder should surrender his or her certificates representing Common Stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole post-reverse stock split Common Stock, as applicable (“New Certificates”). No New Certificates will be issued to a shareholder until that shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange Old Certificates. The letter of transmittal will contain instructions on how you may obtain New Certificates if your Old Certificates have been lost. If you have lost your certificates, you will have to pay any surety premium and the service fee required by our transfer agent.

Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Certificates.

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Shareholders should not destroy any stock certificates and should not submit any certificates until requested to do so by the transfer agent. Shortly after the reverse stock split the transfer agent will provide registered shareholders with instructions and a letter of transmittal for converting Old Certificates into New Certificates. Shareholders are encouraged to promptly surrender Old Certificates to the transfer agent (acting as exchange agent in connection with the reverse stock split) in order to avoid having shares become subject to escheat laws.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Shareholders of record who otherwise would be entitled to receive fractional shares will have their shares rounded up to the nearest whole share.

Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the reverse stock split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The par value of our Common Stock would remain unchanged at $0.0001 per share, if a reverse stock split is effected.

The Company’s shareholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.0001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of shareholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of a reverse stock split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of a reverse stock split.

A reduction in stated capital will, under Nevada law, create a corresponding increase in paid-in surplus (i.e., the excess of net assets over stated capital), and the Company may make distributions, such as the payment of dividends, up to the amount of its surplus provided that the distribution does not cause it to become insolvent, and subject to the limitations of its debt financing agreements.

Potential Anti-Takeover Effect

Even though a potential reverse stock split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and our shareholders.

No Appraisal Rights

Our shareholders are not entitled to appraisal rights with respect to a reverse stock split, and we will not independently provide shareholders with any such right.

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Federal Income Tax Consequences of a Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the reverse stock split to the Company and to shareholders that hold shares of Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based upon provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated under the Code, and U.S. administrative rulings and court decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, and differing interpretations. Changes in these authorities may cause the U.S. federal income tax consequences of the reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non−U.S. persons for U.S. federal income tax purposes, certain former citizens or long−term residents of the United States, insurance companies, tax−exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons that are partnerships or other pass−through entities for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, traders that mark−to−market their securities, persons subject to the alternative minimum tax, persons who hold their shares of Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds shares of Common Stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding shares of the Company’s common stock, you should consult your tax advisor regarding the tax consequences of the reverse stock split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the reverse stock split. The state and local tax consequences of the reverse split may vary as to each shareholder, depending on the jurisdiction in which such shareholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse stock split may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that the reverse stock split will constitute a reorganization under Section 368(a)(1)(E) of the Internal Revenue Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the reverse stock split. In addition, we do not expect the reverse stock split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Shareholders. Shareholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the reverse stock split, except to the extent of any cash received in lieu of a fractional share of Common Stock (which fractional share will be treated as received and then exchanged for cash). Each shareholder’s aggregate tax basis in the Common Stock received in the reverse stock split, including any fractional share treated as received and then exchanged for cash, should equal the shareholder’s aggregate tax basis in the Common Stock exchanged in the reverse stock split. In addition, each shareholder’s holding period for the Common Stock it receives in the reverse stock split should include the shareholder’s holding period for the Common Stock exchanged in the reverse stock split.

In general, a shareholder who receives cash in lieu of a fractional share of Common Stock pursuant to the reverse stock split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the reverse stock split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss equal to the difference between the amount of cash received and the shareholder’s tax basis allocable to the fractional share. Any capital gain or loss will generally be long term capital gain or loss if the shareholder’s holding period in the fractional share is greater than one year as of the effective date of the reverse stock split. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain shareholders who own more than a minimal amount of common stock (generally more than 1%) or who exercise some control over the affairs of the Company. Shareholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

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Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Split Proposal except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon a reverse stock split without further action by our shareholders at any time before the effectiveness of the filing with the Secretary of the State of Nevada of the certificate of amendment to our Articles of Incorporation, even if the authority to effect a reverse stock split has been approved by our shareholders at the 2019 Annual Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, a reverse stock split if it should so decide, in its sole discretion, that such action is in the best interests of the shareholders.

Voting by Proxyholder

Your proxyholder (one of the persons named on your proxy card) will vote your common stock in accordance with your instructions. Unless you give specific instructions to the contrary, your common stock will be voted for Proposal No. 3, the Reverse Split Proposal.

Required Vote; Recommendation of Board of Directors

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock as of the record date for the 2020 Annual Meeting is required for approval of the amendments of the Company’s articles of incorporation to effect the reverse stock split.

Proposal 3 is considered a “routine” matter. With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or the SRO rules, including NASDAQ, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

With respect to “non-routine” matters, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to such non-routine matters.

Because Proposal 3, to approve the Reverse Split Proposal is considered a “routine” matter, there will be no broker non-votes with respect to this proposal, and brokers, banks or other nominees may vote uninstructed shares on a discretionary basis.

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Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3 TO GRANT THE BOARD DISCRETIONARY AUTHORITY TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO THE COMPANY’S 2018 EQUITY INCENTIVE PLAN

Effective July 1, 2018, the Board of Directors adopted the 2018 Equity Incentive Plan (the “2018 Plan”). This 2018 Plan was adopted in addition to the existing 2016 Stock Equity Incentive. The awards per 2018 Plan may be granted through June 30, 2023 to the Company’s employees, consultants, directors and non-employee directors. The maximum number of shares of our common stock that may be issued under the 2018 Plan is 1,000,000 shares, which amount will be (a) reduced by awards granted under the 2018 Plan, and (b) increased to the extent that awards granted under the 2018 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2018 Plan). No employee will be eligible to receive more than 200,000 shares of common stock in any calendar year under the 2018 Plan pursuant to the grant of awards. On September 12, 2018, the Board of Directors approved to increase the number of shares of common stock reserved for future issuance under this Plan from 1,000,000 shares to 2,000,000 shares. On September 14, 2018, 1,000,000 shares of common stock underlying awards under the 2018 Plan have been granted to the employees and officers 25% vesting immediately on the date of grant and 25% vesting each year thereafter on the anniversary of the grant date. On April 17, 2019, the Board approved an amendment, which was approved by the shareholders at our 2019 Annual Meeting, to the 2018 Plan that confirms that the 2018 Plan shall for all purposes comply with and be interpreted in accordance with the Tax Cut and Jobs Act passed in 2017, the principal effect of which is elimination of performance-based compensation exception to the deductibility limitations under Section 162(m) of the Internal Revenue Code (the “Code”) and to include any individual who was our then current or former named executive officer as a “covered employee,” such that payments to former employees will be subject to the deduction limitations thereunder and to increase the number of shares authorized for issuance under the Plan to 20,000,000. The Board is recommending and submitting the Amendments to our shareholders for approval. As of the date of this proxy statement, the Board approved an amendment to increase the shares authorized under this Plan to 35,000,000 in order to be able to further reward management and directors (subject to meeting covenants with an existing investor (or obtaining waivers)) in face of the desire to retain and incentify management and directors as the Company has raised further capital.

Reasons for the Proposed Amendment

The Company will utilize the increased equity incentives to retain management, employees and directors and also to ensure that management maintains a reasonable level of equity as the Company grows and utilizes equity to raise capital and perhaps engage in acquisitions of symbiotic businesses should the opportunity arise.

Vote Required

The affirmative vote of the holders of a majority of the shares of the Company’s common stock having voting power present in person or represented by proxy at the 2020 Annual Meeting is required to approve amending the Company’s 2018 Equity Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 4.

PROPOSALPROPOSAL NO. 5

NON-BINDING PROPOSAL TO APPROVE THE COMPENSATION OF OUR

EXECUTIVE OFFICERS

SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enable our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

For the reasons stated below, we are requesting your approval of the following non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

The compensation of our named executive officers and our compensation philosophy policies are comprehensively described in the tables (including all footnotes) and narrative disclosure included in this proxy statement.

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The Board of Directors designs our compensation policies for our named executive officers to create executive compensation arrangements that are linked both to the creation of long-term growth, sustained shareholder value and individual and corporate performance, and are competitive with peer companies of similar size, value and complexity and encourage stock ownership by our senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2019, the Board of Directors believes that the total compensation for each of the named executive officers is reasonable and effectively achieves the designed objectives of driving superior business and financial performance, attracting, retaining and motivating our people, aligning our executives with shareholders’ long-term interests, focusing on the long-term and creating balanced program elements that discourage excessive risk-taking.

Neither the approval nor the disapproval of this resolution will be binding on the Board of Directors or us or will be construed as overruling a decision by the Board of Directors or us. Neither the approval nor the disapproval of this resolution will create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board of Directors or us. However, the Board of Directors values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as it deems appropriate.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 6 - OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Annual Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR THE 2021 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a shareholder.

Shareholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2021 must be received by us no later than January 31, 2021. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s Annual Meeting, then the deadline for inclusion of a shareholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our secretary. To be timely, a shareholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

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ANNUAL REPORT

Upon written request to Secretary, ToughBuilt Industries, Inc. at 25371 Commercentre Drive
Suite 200 Lake Forest, CA 92630, we will provide without charge to each person requesting a copy of our 2018 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2018 Annual Report, are available on our Internet website at www.toughbuilt.com, and upon filing in March 2020, our 2019 Annual Report shall also be available at that location.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Panosian
Michael Panosian
Chairman of the Board of Directors

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APPENDIX A

Certificate of Amendment
to the
Articles of Incorporation
of ToughBuilt Industries, Inc.

ToughBuilt Industries, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”) hereby certifies as follows:

l. Section 3 of the Corporation’s Articles shall be amended by adding the following section to the end of Section 3 of the Amended and Restated Articles, that reads as follows, subject to compliance with applicable law:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Nevada Revised Statutes of this amendment to the Corporation’s Articles of Incorporation, as amended, [each shares of Common Stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above].”

2. The foregoing amendment has been duly adopted in accordance with the provisions of Nevada Revised Statutes 78.385 and 78.390 by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this        day of            , 201_.

A-1

APPENDIX B

PROXY CARD

[to be added in the Definitive 14A]

B-1